UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2014 (October 24, 2014)

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this report on Form 8-K is incorporated in this Item 1.01 by reference.

On October 24, 2014, the Company and certain of its subsidiaries amended its Receivables Purchase Agreement between Superior Commerce LLC (the “Securitization Subsidiary”), as Seller, SCP Distributors LLC, as the Servicer, the purchasers from time to time party thereto (the “Purchasers”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Victory Group Co-Agent and Wells Fargo Bank, National Association, as the Wells Group Co-Agent and as Administrative Agent (as amended, the “Amended Receivables Purchase Agreement”) to extend the facility termination date to October 24, 2016. The Amended Receivables Purchase Agreement also increases the base facility limit to a peak funding capacity of up to $140,000,000 between May 1 and June 30, and adjusts other funding capacity limits as follows: up to $70,000,000 between October 1 and February 28, up to $120,000,000 between March 1 and April 30 and between July 1 and September 30. An additional seasonal facility limit of up to $40,000,000 continues to be available between April 1 and July 31. The Amended Receivables Purchase Agreement contains terms and conditions (including representations, covenants and conditions precedent) customary for transactions of this type.

In the ordinary course of business, the Company and its affiliates have engaged, and may in the future engage, certain parties to the Receivables Purchase Agreement or the affiliates of such parties to provide commercial banking, investment banking, and other services for which the Company or its affiliates pay customary fees and commissions.

The description of the amendment set forth above is qualified by reference to the Amendment, which is filed as Exhibits 10.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1
Amendment No. 3 to the Receivables Purchase Agreement, dated as of October 24, 2014, among Superior Commerce LLC as Seller, SCP Distributors LLC, as the Servicer, the Purchasers from time to time thereto, The Bank of Tokyo‑-Mitsubishi UFJ, Ltd., New York Branch, as the Victory Group Co-Agent and Wells Fargo Bank, National Association, as the Wells Group Co-Agent and as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   POOL CORPORATION

                   By:        /s/ Melanie M. Housey
                   Melanie M. Housey
                   Chief Accounting Officer and Assistant Secretary

Dated: October 28, 2014